SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 3 TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2002

NEXTEL PARTNERS, INC.
(Exact Name Of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-29633 (Commission File Number)	91-1930918 (IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033
(425) 576-3600

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
Exhibit 16

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On May 20, 2002, the Board of Directors of Nextel Partners, Inc. (the “Company”) approved the dismissal of Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent auditors and the appointment of KPMG LLP (“KPMG”) to serve as the Company’s independent auditors for the fiscal year ending December 31, 2002. On May 23, 2002, the Company received a copy of a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that they had “read the paragraph Two of Item 4 included in the Form 8-K dated May 15, 2002 [sic], of Nextel Partners, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.” Even though this letter contained an erroneous reference to “May 15, 2002,” a copy of this letter was filed as an exhibit to the Company’s Amendment No. 1 to Form 8-K to ensure that the Company was in timely compliance with applicable filing requirements. On May 28, 2002, the Company received a copy of a revised letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that they had “read paragraph two of Item 4 included in the Form 8-K dated May 20, 2002, of Nextel Partners, Inc., to be filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.” A copy of this revised letter was filed as an exhibit to the Company’s Amendment No. 2 to Form 8-K. This Amendment No. 3 to Form 8-K is being filed in order to clarify the Company’s disclosures under Item 304 of Regulation S-K.

     The effective date of the dismissal of Arthur Andersen as the Company’s independent auditors was May 20, 2002. Arthur Andersen’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. The audit reports for the years ended December 31, 2001 and 2000 contained an explanatory paragraph related to the Company’s change in method of accounting, effective January 1, 2001, for derivative instruments and hedging activities and an explanatory paragraph related to the change in method of accounting, effective January 1, 2000, for equipment revenues, activation fees and related costs. During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosures and has received from Arthur Andersen a revised letter addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements. A copy of this revised letter is being filed as an exhibit to this Amendment No. 3 to Form 8-K, and this revised letter supercedes all previously filed exhibits to this Form 8-K.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Company has provided a copy of the foregoing disclosure to KPMG and provided it with an opportunity to provide the Company with any new information or clarification it deemed appropriate.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 16*	Revised letter from Arthur Andersen LLP regarding change in certifying accountant

*	Replaces previously filed exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 3 to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC

Date: June 6, 2002	By:	/S/ JOHN D. THOMPSON

John D. Thompson Chief Financial Officer and Treasurer (Chief Financial and Accounting Officer)